EXHIBIT 10.2

AMENDMENT NO. 6
TO LOAN AND SECURITY AGREEMENT

This Amendment No. 6 To Loan and Security Agreement (this “Amendment”) is entered into as of this 18th day of September, 2012, by and between Adept Technology, Inc., a Delaware corporation (“Borrower”), and Silicon Valley Bank (“Bank”).  Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

Recitals

A. Borrower and Bank have entered into that certain Loan and Security Agreement dated as of May 1, 2009 (as has been and may be further amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has extended and will make available to Borrower certain advances of money.

B. Borrower desires that Bank make certain amendments to the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to provide the amendments contained herein.

agreement

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1           The following definition is added to Section 13.1 (Definitions) of the Loan Agreement in appropriate alphabetical order:

“Asset Based Threshold”:  shall mean Liquidity of $7,500,000.  If Borrower’s Liquidity is less than $7,500,000, Borrower is “below” the Asset Based Threshold.  If Borrower’s Liquidity is equal to or greater than $7,500,000, Borrower is “at or above” the Asset Based Threshold.

1.2           Section 2.4(c) (Collateral Monitoring Fee). Section 2.4(c) of the Loan Agreement is amended in its entirety as follows:

“Collateral Monitoring Fee.  A monthly collateral monitoring fee of $850 per month (the “Collateral Monitoring Fee”) payable in arrears on the last calendar day of each month if Borrower was below the Asset-Based Threshold during such month and there was any principal or  interest outstanding under the Revolving Line during the month;”

1.3           Section 6.2(a) (Financial Statements, Reports, Certificates). Section 6.2(a) of the Loan Agreement is amended in its entirety as follows:

“monthly, within 30 days after the last day of each month, a duly completed Transaction Report Signed by a Responsible Officer, with aged listings of accounts receivable and accounts payable (by invoice date), provided that such Transaction Report shall be due weekly if (x) Borrower is below the Asset Based Threshold and (y) there is any principal or interest outstanding under the Revolving Line;”

1.4           Section 6.4(c)(ii) (Application of Payments).  Section 6.4(c)(ii) of the Loan Agreement is amended in its entirety as follows:

“Application of Payments.  Subject to Section 9.4, (A) whenever Borrower is below the Asset Based Threshold, Bank will apply proceeds of Borrower’s Accounts received by Bank (the “Collections”) towards the Obligations and will turn over any excess amounts to the Borrower and (B), whenever Borrower is at or above the Asset Based Threshold and no Default or Event of Default has occurred and is continuing, Bank will transfer Collections from the Lockbox into the Designated Deposit Account on a nightly basis.”

1.5           Section 6.8 (Financial Covenants).  Section 6.8 of the Loan Agreement is amended in its entirety to read as follows:

“	(a)	Liquidity. Measured as of the end of each month, Liquidity of not less than $5,000,000.

(b)           Minimum EBITDA.  Measured on a trailing six-month basis as of the end of each fiscal quarter indicated below, aggregate EBITDA for the six months ending on such date of not less than the following:

Quarter Ending	Minimum EBITDA for the trailing 6 months
September 29, 2012	$(2,000,000)
December 29, 2012	$(3,000,000)
March 30, 2013	$(1,000,000)
June 30, 2013 and thereafter	$1
  “

1.6           Compliance Certificate.  Exhibit C to the Loan Agreement is amended in its entirety as set forth on Schedule 2 hereto.

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2. Borrower’s Representations And Warranties. Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing; and

(b) as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations.  Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3. Limitation.  The amendments, consent and waiver set forth herein shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future consent or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date.

4. Effectiveness.  This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1 Amendment.  Borrower and Bank shall have duly executed and delivered this Amendment to Bank.

4.2 Reaffirmation of Guaranty.  The Guarantors shall have duly executed and delivered to Bank their Reaffirmation of Guaranty, attached as Schedule 1 hereto.

4.3 Payment of Fees and Bank Expenses.  Borrower shall have paid to Bank an amendment fee in the amount of $25,000, and all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment and invoiced to Borrower on or prior to the date of this Amendment.

5. Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment.

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6. Integration.  This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

7. Governing Law; Venue.  THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.  Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower:	Adept Technology, Inc.
a Delaware corporation

By: /s/ Lisa Cummins
Printed Name: Lisa Cummins
Title: Chief Financial Officer

Bank:	Silicon Valley Bank

By: /s/ Gregory Peterson Printed Name: Gregory Peterson Title: Relationship Manager

Schedule 1

Reaffirmation of Guaranty

This Reaffirmation of Guaranty is entered into as of September 18th, 2012, by the undersigned (each, a “Guarantor”) in favor of Silicon Valley Bank (“Bank”).

Whereas, Guarantor executed and delivered to Bank an Unconditional Guaranty and Security Agreement, dated as of May 1, 2009 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), with respect to the obligations of Adept Technology, Inc., a Delaware corporation (“Borrower”), in connection with that certain Loan and Security Agreement by and between Borrower and Bank, dated as of May 1, 2009 (as amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

Whereas, Borrower has requested that Bank provide its consent to certain actions, pursuant to that certain Amendment, dated as of the date hereof (the “Amendment”).  Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement.

Now therefore, for valuable consideration, receipt of which is acknowledged, Guarantor hereby agrees as follows:

1.           Reaffirmation of Guaranty.  Guarantor hereby ratifies and reaffirms its obligations under its Guaranty and agrees that none of the amendments, consents, modifications or waivers to the Loan Agreement as set forth in the Amendment or in any amendment and consent agreement prior to the date hereof (including, without limitation, that certain Amendment No. 5 and Consent dated as of September 5, 2012) shall impair Guarantor’s obligations under the Guaranty or Bank’s rights under the Guaranty.

2.           Continuing Effect and Absence of Defenses.  Guarantor acknowledges that its Guaranty is still in full force and effect and that Guarantor has no defenses, other than actual payment of the guaranteed obligations, to enforcement of its Guaranty.  Guarantor waives any and all defenses to enforcement of its Guaranty that might otherwise be available as a result of the Amendment.

3.           Representations and Warranties.  Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties in the Guaranty are true, accurate and complete as if made the date hereof.

[signature page follows]

ADEPT TECHNOLOGY INTERNATIONAL, LTD., a California corporation By: /s/ Lisa Cummins Printed Name: Lisa Cummins Title: Chief Financial Officer	ADEPT TECHNOLOGY HOLDINGS, INC., a Delaware corporation By: /s/ Lisa Cummins Printed Name: Lisa Cummins Title: Chief Financial Officer
ADEPT TECHNOLOGY CANADA HOLDING CO., a Nova Scotia unlimited liability company By: /s/ Lisa Cummins Printed Name: Lisa Cummins Title: Chief Financial Officer	ADEPT TECHNOLOGY CANADA CO., a Nova Scotia unlimited liability company By: /s/ Lisa Cummins Printed Name: Lisa Cummins Title: Chief Financial Officer
ADEPT INMOTX, INC., a Delaware corporation By: /s/ Lisa Cummins Printed Name: Lisa Cummins Title: Chief Financial Officer	ADEPT MOBILEROBOTS LLC, a Delaware limited liability company By: /s/ Lisa Cummins Printed Name: Lisa Cummins Title: Chief Financial Officer

Schedule 2

EXHIBIT C - COMPLIANCE CERTIFICATE

TO: Silicon Valley Bank	Date: September 18, 2012
FROM:           Adept Technology, Inc.

The undersigned authorized officer of Adept Technology, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that the financial statements included within these documents are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Transaction Report (incl. A/R & AP Agings)	Weekly, if below Asset Based Threshold*, otherwise Monthly, within 30 days	Yes No
Company prepared financial statement	Monthly, within 30 days	Yes No
Compliance Certificate	Monthly, within 30 days	Yes No
Audited Financial Statements	Annually, within 120 days of FYE	Yes No
Wells Fargo Bank Statements	Monthly, as soon as available	Yes No
Board approved financial projections etc.	Annually, upon board approval	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
* weekly Transaction Report only required if there is any principal or interest outstanding under the Revolving Line.
The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)
___________________________________________________________________________________________
___________________________________________________________________________________________

Financial Covenants	Required	Actual	Complies
Maintain at all times, measured as indicated:	(FQE = Fiscal Quarter Ending)
Minimum Liquidity (measured monthly)	$5,000,000	$___n/a___	Yes No
Minimum trailing 6 months EBITDA (measured quarterly)	FQE 09/29/12 $(2,000,000) FQE 12/29/12 $(3,000,000) FQE 03/30/13 $(1,000,000) FQE 06/30/13 $1 Thereafter $1	$____n/a______	Yes No

Asset Based Threshold	Actual	At or Above Threshold?
Liquidity of $7,500,000	$11,582,948	Yes No

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

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Adept Technology, Inc. By: /s/ Lisa Cummins Name: Lisa Cummins Title: Chief Financial Officer
BANK USE ONLY

Received by: _____________________
authorized signer
Date:              _________________________

Verified: ________________________
authorized signer
Date:              _________________________

Compliance Status:                                         Yes     No